UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2015

Willis Group Holdings Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) (44)-(20)-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Pursuant to the terms of the previously disclosed Agreement and Plan of Merger, dated June 29, 2015, as amended on November 19, 2015 (the “Merger Agreement”), by and among Willis Group Holdings Public Limited Company, an Irish public limited company (“Willis”), Towers Watson & Co., a Delaware corporation (“Towers Watson”), and Citadel Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Willis, Willis and Towers Watson appointed, on December 16, 2015 and December 22, 2015, respectively, the following individuals to serve as directors of Willis Towers Watson Public Limited Company (“Willis Towers Watson”), the combined company following the combination of Willis and Towers Watson (the “Transaction”), effective as of the effective time of the Transaction (the “Effective Time”): John Haley, Victor Ganzi, Brendan O’Neill, Linda Rabbitt, Paul Thomas and Wilhelm Zeller (the “Towers Watson Designees”). In connection therewith, each of the following members of the board of directors of Willis (the “Willis Board”) will resign from the Willis Board and all committees thereof, as applicable: Sir Roy Gardner, the Rt. Hon. Sir Jeremy Hanley KCMG, Robyn S. Kravit, Francisco Luzón, Douglas B. Roberts, and Michael J. Somers (collectively, the “Willis Directors”) and each of James McCann, Dominic Casserley, Anna Catalano, Wendy Lane, Jaymin Patel and Jeffrey Ubben will continue as directors of Willis Towers Watson.

Effective immediately following the resignation of the Willis Directors at the Effective Time referred to in the immediately preceding paragraph, the Towers Watson Designees will serve as members of the board of directors of Willis Towers Watson (the “Board”) until the next annual meeting of the shareholders of Willis Towers Watson or until a successor is duly elected and qualified or until such director’s earlier resignation, removal or death.

The information required by Item 404(a) of Regulation S-K with respect to each of the Towers Watson Designees is set forth in the section entitled “Management of the Combined Company Following the Transaction—Current Directors of Towers Watson” in the joint proxy statement/prospectus Willis filed with the Securities and Exchange Commission (the “Commission”) on October 13, 2015, and is incorporated herein by reference.

Appointment of Officers

The following individuals were appointed to hold the offices of Willis Towers Watson set forth opposite their respective names, to serve as such until their successors are duly appointed or, if earlier, until their death, resignation or removal from office, to be effective as of the Effective Time:

Name	Position
John J. Haley	Chief Executive Officer
Dominic Casserley	President and Deputy Chief Executive Officer
Nicolas Aubert	Head of Great Britain
Anne Donovan Bodnar	Head of Human Resources
James K. Foreman	Head of Exchange Solutions
Matthew S. Furman	General Counsel
Adam Garrard	Head of International
Julie J. Gebauer	Head of Human Capital & Benefits
Carl Hess	Co-Head of North America
Todd Jones	Co-Head of North America
Roger Millay	Chief Financial Officer
Paul Morris	Head of Western Europe
David Shalders	Operations and Technology Director
Timothy D. Wright	Head of Global Risk and Broking

A brief biography of each of the foregoing individuals is set forth in the section entitled “Management of the Combined Company Following the Transaction” in the joint proxy statement/prospectus Willis filed with the Commission on October 13, 2015, and is incorporated herein by reference.

Information about the compensation of certain of the aforementioned individuals required to be disclosed under Items 5.02(c) and (d) of Form 8-K, is set forth in the sections entitled “The Merger—Interests of Willis’ Directors and Executive Officers in the Transaction” and “The Merger—Interests of Towers Watson’s Directors and Executive Officers in the Transaction” in the joint proxy statement/prospectus Willis filed with the SEC on October 13, 2015, and is incorporated herein by reference. Except as set forth in such section of the joint proxy statement/prospectus and this Item 5.02, there are no transactions or arrangements that would be required to be disclosed under Items 5.02(d)(2), (4) or (5).

Responsibility Statement

The directors of Willis accept responsibility for the information contained in this document other than that relating to Towers Watson, the Towers Watson Group and the directors of Towers Watson and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Willis (who have taken all reasonable care to ensure that such is the case) the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this document by words such as “may”, “will”, “would”, “expect”, “anticipate”, “believe”, “estimate”, “plan”, “intend”, “continue”, or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, the benefits of the business combination transaction involving Towers Watson and Willis Group, including the combined company’s future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Towers Watson’s and Willis Group’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that anticipated cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; significant competition; compliance with extensive government regulation; the combined company’s ability to make acquisitions and its ability to integrate or manage such acquired businesses.

Additional risks and factors are identified under “Risk Factors” in Willis’ and Towers Watson’s Annual Reports on Form 10-K for their most recent fiscal years, as may be updated in their subsequent filings with the Commission, and under “Risk Factors” in the joint proxy statement/prospectus.

You should not rely upon forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature. Neither Towers Watson or Willis Group undertakes an obligation to update any of the forward-looking information included in this document, whether as a result of new information, future events, changed expectations or otherwise.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2015	WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ Matthew S. Furman
	Name:	Matthew S. Furman
	Title:	Executive Vice President and Group General Counsel